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                                                                    Exhibit 15.1


                          INDEPENDENT AUDITORS' CONSENT

Easco, Inc.

We consent to the incorporation by reference in Registration Statement No. 33-98600 on Form S-8 and Registration Statement No. 33-24603 on Form S-8 of our report dated February 2, 1998, incorporated by reference in this Annual Report on Form 10-K of Easco, Inc. and Subsidiaries for the year ended December 31, 1997.


Deloitte & Touche  LLP
Cleveland, Ohio
March 27, 1998



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